                                                                    EXHIBIT 23.5

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Registration Statement on Form S-1 of our report dated March 30, 1999 relating to the financial statements of Cordena Call Management B.V., which appear in such Registration Statement. We also consent to the references to us under the heading "Experts" in such Registration Statement.



/s/ PRICEWATERHOUSECOOPERS N.V.
PricewaterhouseCoopers N.V.
Utrecht, Netherlands

March 27, 2000